SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2002

                          ClearOne Communications, Inc.
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             (Exact name of registrant as specified in its charter)

              Utah                    17219                    87-0398877
------------------------------    --------------          ---------------------
 (State or other jurisdiction      (Commission             (I.R.S. Employer
       of  incorporation)          File Number)            Identification No.)

                                1825 Research Way
                           Salt Lake City, Utah 84119
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                    (Address of principal executive offices)


                                 (801) 975-7200
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              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.


ClearOne Communications, Inc. ("Clearone") has announced on August 27, 2002 that it acquired OMVideo Inc., an audiovisual integration firm headquartered in Ottawa, Canada. The press release relating to the OMVideo acquisition is attached below as Exhibit 99.1.


On August 27, 2002, ClearOne has also announced that it has sold its broadcast telephone interface product line to Comrex Corp., a privately-held broadcast equipment provider located in Devens, Massachusetts. The press release relating to the sale of the broadcast telephone interface product line is attached below as Exhibit 99.2.


To the extent any statement contained in this report relates to information that is not historical, such statement is necessarily forward-looking and made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. As such, it is subject to the occurrence of many events outside ClearOne's control that could cause ClearOne's results to differ materially from those anticipated. Please see the risk factors contained in ClearOne's most recent SEC filings, including the annual report on Form 10-K, the quarterly report on Form 10-Q, and the registration statement on Form S-4 filed on February 6, 2002.


Exhibit No.


99.1 Press release dated August 27, 2002 relating to the acquisition of OMVideo by ClearOne.


99.2 Press release dated August 27, 2002 relating to the sale of broadcast product line by ClearOne.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 28, 2002                      CLEARONE COMMUNICATIONS, INC.


                                           By: /s/ RANDALL J. WICHINSKI
                                               ------------------------
                                               Randall J. Wichinski
                                               Chief Financial Officer